EXHIBIT 99.2
Willis Group Holdings November 19, 2009 Gras Savoye Transaction

Gras Savoye transaction Transaction overview Overview of Gras Savoye Financial information Overview of Astorg Summary Appendix

Transaction overview

Transaction rationale The recapitalization of Gras Savoye is strategically and financially compelling New structure presents opportunity for Gras Savoye to accelerate implementation of a strategic plan helped by a local French partner, Astorg Existing put option cancelled Values Willis existing share of Gras Savoye at $343m Cash out of $160m to be used for repayment of existing debt Equity and convertible debt investments in new holding company of $135m Seller financing of $48m at a rate of 6% per annum to Willis Willis, Gras Savoye and Astorg will each own 31.8% outstanding shares in new holding company with equal Board representation; enhanced corporate governance Willis obtains option to buy 100% in 2015; current call option to 50.1% will be cancelled at closing Financially neutral to earnings per share in year 1 Note : Euro amounts converted on the basis of an exchange rate of $1 = € 0.671

Terms of transaction for Willis TRANSACTION n Willis will reduce current 46.2% outstanding shares to 31.8%; reinvestment in new holding company through a combination of equity, convertible debt and financing from Willis and families ("seller financing"); cash out of $160m Willis will get $343m from sale of its 48.6% stake in Gras Savoye n Willis will roll over $135m in equity and convertible debt n $160m of net cash proceeds for Willis n Tax free transaction to Willis EXPECTED CLOSING n 4Q 2009 NET CASH PROCEEDS CONSIDERATION n Willis will invest $48m in seller financing (6% annual interest rate) Note : Euro amounts converted on the basis of an exchange rate of $1 = € 0.671 n Earnings neutral year 1 ACCRETION/DILUTION n NPV of cash flows better than current put 2015 CALL OPTION n Ultimate acquisition price at a market multiple of revenue and EBITDA n

Overview of Gras Savoye

COMPANY DESCRIPTION Largest provider of insurance brokerage in France with a multi-specialist and integrated positioning Operates 5 key divisions: Large Corporations (22% of 2008 sales) SME / Regional (31%) Affinity groups/private individuals (12%) Specialized subsidiaries (10%) - specific insurance brokerage, such as marine, aviation, credit insurance and well as reinsurance brokerage Foreign subsidiaries (25%) Approximately 3,800 employees in France as well as 32 countries Longstanding relationships with over 300 insurance partners Overview of Gras Savoye 2008 REVENUE BY PRODUCT 2008 REVENUE BY GEOGRAPHY Source: Gras Savoye Property & General Liability Employee benefits Motor vehicle Transport Special risks Construction Reinsurance France Europe (exc. France) Africa Other

Status of Gras Savoye before transaction Willis Families Willis call option at December 2009 is only up to 50.1% The other shareholders, with three months notice, can put all of their shares to Willis any time between now and 2011 The put option would cost approximately $384m; an immediate cash outflow In addition, if Willis bought the remaining 51% in 2009/2010 if would be initially dilutive to margin and earnings per share GRAS SAVOYE SHARE OWNERSHIP BEFORE TRANSACTION In 1997, Willis acquired a 33% shareholding in Gras Savoye and entered into a put and call arrangement whereby other shareholders could put their shares to Willis until 2011. Since then, Willis has gradually increased its shareholding to 48.6% of voting rights. CURRENT CALL AND PUT OPTIONS

Transaction overview

Transaction illustration Creation of a new holding company (NEWCO) that will buy shares from existing Gras Savoye shareholders Contribution to be made in equity and convertible debt by Families, Willis and Private equity fund Astorg Partners: Existing shareholders (Willis and Families) release cash and roll over part of their shares into NEWCO Astorg Partners invests fresh equity Structuring of senior bank debt and seller financing (from Willis and Families) to complete financing NEWCO SHARE OWNERSHIP(1) AFTER TRANSACTION Newco - Holding company Families Gras Savoye 31.8% 31.8% 31.8% 100% Bank debt + seller financing (Willis and Families) Astorg Partners Willis CURRENT GRAS SAVOYE SHARE OWNERSHIP Gras Savoye 51.4% 48.6% Willis Families 4.5% Management (1) Percentages shown are a combination of economic interest in equity and convertible debt

Sources & uses and capitalization SOURCES AND USES CASH INFLOW * Note the seller financing will pay 6% per annum interest to Willis Group. * Willis expects to realize $160m of tax free proceeds Note : Euro amounts converted on the basis of an exchange rate of $1 = € 0.671

Pricing of 2015 call option The negotiated call is a good value with far greater financial flexibility The price is predicated upon a weighting of revenue and EBITDA at prevailing market multiple levels at the time of the transaction Assuming a reasonable business plan, we expect prospective multiples would be in the range of 8-9x EBITDA Less than 2x revenues Existing put cancelled at closing Willis obtains option to buy 100% in 2015 with notification by 2014 The discounted net present value of the 2015 call option is less than the $384m put under the existing agreement

Overview of Astorg Partners

French midsize buyout Fund, independent since 1998, after a spin off from industrial group Suez Over €1bn of funds under management Invests across all industries, with a focus on professional services and healthcare Since 1998, 60% of funds deployed in the transmission of family owned companies Ranks number 3 in the world top performing buyout funds according to a Dow Jones study issued in WSJ-Nov-2009 24 investments completed over the past 10 years including: Geoservices: oil and gaz services Sebia: medical diagnosis equipment Photonis: photo detection components for night goggles OGF: funeral services Metalor: precious metals refining Overview of Astorg Partners COMPANY DESCRIPTION INVESTMENT FOCUS Source: Astorg Partners

Summary Preserves Willis' long-term strategic partnership with Gras Savoye Provides Willis with more favorable governance terms and more influence as a shareholder than under the present corporate structure Gives Willis the right to acquire 100% control in 2015 $160m debt reduction enhances financial flexibility by paying down debt and is expected to be earnings neutral in year 1

Appendix

Important disclosures regarding forward-looking statements This communication may contain forward-looking information regarding Willis Group Holdings Limited, Gras Savoye and Astorg and the combined company after the completion of the transaction that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the potential benefits of the business combination transaction, including future financial and operating results, the parties' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts and assumptions of management that are subject to risks and uncertainties which could cause actual outcomes and results to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to, the satisfaction of conditions to closing, including the completion of financing on the proposed terms and other customary approvals, the consummation of the transaction on the proposed terms and schedule, the expected financial performance of Gras Savoye following the consummation of the proposed transaction, achieving the expected synergies and other strategic benefits as a result of the proposed transaction, general industry and market conditions, general domestic and international economic conditions and governmental laws and regulations affecting domestic and foreign operations. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional factors see the section entitled ''Risk Factors'' included in Willis' Form 10-K for the year ended December 31, 2008 and our Form 10-Q for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from Willis as set forth in Part I, Item 1 "Business-Available Information" in Willis' Form 10-K. These forward-looking statements speak only as of the date made and the parties will not update these forward-looking statements unless securities laws require it. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and you should not place undue reliance on these forward-looking statements.^

Willis Group Holdings